Pension	6 Months Ended
Jun. 30, 2013
Compensation And Retirement Disclosure [Abstract]
Pension

NOTE 8 — PENSION

The following are the components of net periodic pension expense (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Service cost	$0.2	$0.1	$0.4	$0.3
Interest cost	3.0	3.3	5.9	6.5
Expected return on plan assets	(4.0)	(3.9)	(8.0)	(7.8)
Amortization of prior service costs and unrecognized loss	0.9	0.2	1.9	0.2
Curtailment and settlement (gain) loss recognized	(0.3)	1.4	(0.3)	1.4

	$(0.2)	$1.1	$(0.1)	$0.6

Effective March 15, 2012, certain defined benefit retirement plans were amended to freeze the plan benefits for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans. The plan amendment resulted in a plan curtailment that reduced pension liabilities by $13.9 million. The $13.9 million ($8.6 million net of income taxes) was recorded in net other comprehensive income as a reduction of the pension liability, net of tax component.

During the three and six months ended June 30, 2012, a charge of $1.4 million was recorded for curtailment and settlement losses related to the scheduled closing of the manufacturing operations of one of Holdings’ Mexican subsidiaries. The losses recorded related to the Mexican government mandated severance plans of the Mexican subsidiary. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in restructuring costs, net. The recognition of an estimated curtailment gain related to the pension plan was delayed until the affected employees were terminated. In June 2013, the manufacturing operations were closed and the affected employees terminated, at which time the $0.3 million curtailment gain was recognized in the interim unaudited condensed consolidated statements of comprehensive income (loss) in restructuring costs, net.